                                                                    Exhibit 24.1

                          GENENCOR INTERNATIONAL, INC.

                   OFFICERS' AND DIRECTORS' POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS: That the undersigned, being Directors or Officers of GENENCOR INTERNATIONAL, INC., a Delaware corporation (the "Corporation"), which anticipates filing with the Securities and Exchange Commission (the "Commission"), under the provisions of the Securities Act of 1933, as amended (the "Act"), a Registration Statement on Form S-8 to register under the Act participation interests in and all of the shares of the Corporation's Common Stock issuable under the Genencor International, Inc. 2002 Omnibus Incentive Plan (the "Registration Statement"), DO HEREBY constitute and appoint W. THOMAS MITCHELL, RAYMOND J. LAND and STUART L. MELTON, and each of them, the attorneys of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned:

               (1) to sign and file on behalf of the undersigned the Registration Statement and any and all amendments thereto, any and all exhibits thereto and any and all applications or other documents to be filed with the Commission pertaining to the securities covered by the Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever under and in accordance with the Act and the rules and regulations promulgated thereunder by the Commission, hereby ratifying and approving the acts of such attorney or attorneys, or any such substitute or substitutes; and

               (2) to take any and all action which they may deem necessary or desirable to register or qualify the Corporation and further to register or qualify the securities of the Corporation under the Blue Sky or securities laws of such states as they may deem necessary and desirable, and in connection therewith to prepare, execute, acknowledge and file such applications, certificates, affidavits, covenants, consents to service of process and other documents as such attorneys may deem necessary or desirable.

        This Instrument may be executed in several counterparts, each of which shall be an original but all of which together shall constitute one and the same Instrument.

        IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the respective dates set forth below.



Dated:       6/11/02           /s/  W. THOMAS MITCHELL
       ---------------------   ------------------------------------------------
                               W. Thomas Mitchell
                               Chairman, Chief Executive Officer and Director

Dated:       6/11/02           /s/  RAYMOND J. LAND
       ---------------------   ------------------------------------------------
                               Raymond J. Land
                               Senior Vice President and Chief
                               Financial Officer

Dated:       6/17/02           /s/  DARRYL L. CANFIELD
       ---------------------   ------------------------------------------------
                               Darryl L. Canfield
                               Vice President and Corporate Controller

Dated:       6/17/02           /s/  SOREN BJERRE-NIELSEN
       ---------------------   ------------------------------------------------
                               Soren Bjerre-Nielsen
                               Director

Dated:       6/11/02           /s/  BRUCE C. COZADD
       ---------------------   ------------------------------------------------
                               Bruce C. Cozadd
                               Director

Dated:       6/11/02           /s/  JUHA KURKINEN
       ---------------------   ------------------------------------------------
                               Juha Kurkinen
                               Director

Dated:       6/11/02           /s/  THERESA K. LEE
       ---------------------   ------------------------------------------------
                               Theresa K. Lee
                               Director

Dated:       6/17/02           /s/  ROBERT H. MAYER
       ---------------------   ------------------------------------------------
                               Robert H. Mayer
                               Director

Dated:       6/11/02           /s/  JOSEPH A. MOLLICA
       ---------------------   ------------------------------------------------
                               Joseph A. Mollica
                               Director

Dated:       6/11/02           /s/  GREGORY O. NELSON
       ---------------------   ------------------------------------------------
                               Gregory O. Nelson
                               Director

Dated:       6/11/02           /s/  NORBERT G. RIEDEL
       ---------------------   ------------------------------------------------
                               Norbert G. Riedel
                               Director

Dated:       6/11/02           /s/  JAMES P. ROGERS
       ---------------------   ------------------------------------------------
                               James P. Rogers
                               Director